UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23672

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 - June 30, 2023

Item 1. Report to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

2023 SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the period from January 1, 2023 to June 30, 2023.

During the six-month period the pace of Federal Reserve Board (the “Fed”) tightening slowed. The Fed increased the Fed Funds rate a total of 0.75% during the period, increasing the target rate from a range of 4.25% - 4.50% at the beginning of the period to 5.00% - 5.25% at the end of the period.

Financial conditions changed during March 2023. In the U.S., three regional banks failed and in Europe, the Swiss National Bank oversaw the takeover of Credit Suisse by UBS. In response, the Fed created a Bank Term Funding Program to allow banks to meet their funding needs and strengthen confidence in the banking sector. In a statement following its March 2023 meeting, the Fed indicated these developments would likely result in tighter credit conditions. At the March meeting the Fed Funds rate was increased 0.25% to a range of 4.75% - 5.00%.

The Fed increased the Fed Funds rate by another 0.25% in May 2023, however, it decided to pause the rate hikes at its June meeting leaving the Fed Funds rate at 5.00% - 5.25%. Nevertheless, it signaled a continued monitoring of inflation and the need for further tightening during the remainder of the year. Although the debate amongst participants is whether there will be two more hikes during the remainder of the year.

After weeks of tense negotiations, the White House and Congress agreed to legislation to increase the debt ceiling through December 2024. The yield curve inverted another 0.50% during the period. The yield of the two-year note increased 0.47% to 4.90% while the yield of the ten-year note decreased 0.03% to 3.84% as of June 30, 2023, resulting in the yield curve being inverted 1.06% versus 0.56% at the beginning of the period. Volatility is high and conditions can change rapidly.

The Russia-Ukraine war remains at a standstill. Vladimir Putin survived a rebellion by the Wagner Group, and Ukraine launched a counter offensive but there has been very little movement on the battlefield. Risks remain elevated.

The combination of persistent higher inflation, an inverted yield curve, increased risks of a recession in the U.S., and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

1

Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

2

MANAGEMENT DISCUSSION OF FUND

PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the trading of its securities and issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the period from January 1, 2023, to June 30, 2023:

Six-Month Period
Based on market price	6.22%
Based on net asset value	9.56%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices for the period from January 1, 2023, to June 30, 2023:

Dividend yield-based on market at period-end	4.35%
Dividend yield based on NAV at period-end	1.72%

3

NAV as of June 30, 2023	$4.22
Market Price as of June 30, 2023	$1.67
Premium (discount) to NAV	(60.4%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund dividends during the period were paid from current net investment income. Approximately $552,183 in non-recurring income from a legal settlement received in June 2023 was not distributed during the period. The settlement was recorded as other income in the Statement of Operations. See Note 11 of the semi-annual financial statements for more details.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) considers numerous characteristics of each asset class in an effort to meet the Fund’s investment objective. Many securities in which the Fund invests have call dates prior to maturity. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying mortgages. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying Semi-Annual Financial Statements.

Figure 1 below reflects the breakdown of the investment portfolio as of June 30, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio, representing 63.93% of the portfolio are new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $511.2 million for fiscal year 2024, and a 4% increase each year, capping out at $992.5 million in fiscal year

4

2041. The COFINA bonds 2022-2023 debt service reserve was fully funded during October 2022. The valuation of the COFINA bonds increased during the period.

The Fund owns various bonds issued by the Puerto Rico Electric Power Authority (“PREPA”) representing approximately 0.33% of the portfolio. During the period, the United States District Court for the District of Puerto Rico (the “District Court”) overseeing the PREPA Plan of Adjustment ruled against the bondholder’s claims of their security interest in future PREPA’s revenues. The valuation of the PREPA bonds decreased substantially as a result of the District Court ruling. The defaulted PREPA bonds owned by the Fund continue to trade in the market. See Note 4 for further details.

The Puerto Rico Infrastructure Finance Authority bond owned by the Fund was exchanged for $54,303 in cash and a Contingent Valuation Instrument (“CVI”) valued at $146,646 as reflected in the accompanying Schedule of Investments. The interest on the CVI is paid annually and is contingent on the Rum Tax collections during the period. The bonds last payment was during November 2022.

The balance of the Puerto Rico security holdings consists of Mortgage-Backed Securities (“MBS”) representing approximately 1.78% of the portfolio. The MBS are comprised of mortgage pools issued and guaranteed by U.S. Agencies and a Participation Certificate of FHA/VA mortgage loans. The MBS holdings decreased, mostly as a result of repayments of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds, which represent 27.04% and 6.66%, respectively of the portfolio. Both the U.S. agencies and U.S. municipal bonds increased in value during the period. The ratings of the Illinois General Obligation Bonds in the portfolio were upgraded to A-/A3 during February 2023. Higher yielding U.S. agency notes were purchased during the period.

The NAV of the Fund increased $0.30 during the period from $3.92 at the beginning to $4.22 at the end of the period. As discussed above, the overall portfolio increased in value during the period. The non-recurring other income from the legal settlement mentioned above also increased the NAV by approximately $0.05. At period-end the Fund indicated market value was a 60.4% discount to its NAV, similar to the discount of 59.2% at year-end 2022.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

5

Portfolio Composition
(% of Total Portfolio)

Sales and Use Tax	63.93%
Mortgage Certificates	1.04%
Mortgage-Backed Securities	0.74%
General Obligations	6.92%
U.S. Agencies	27.04%
Utilities Bond	0.33%
Total	100.00%

Geographic Allocation
(% of Total Portfolio)

Puerto Rico	66.30%
U.S.	33.70%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio securities as of June 30, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent
(% of Total Portfolio)

AAA	27.78%
A	6.66%
BBB	1.30%
Below BBB	0.33%
Not Rated	63.93%
Total	100.00%

The not-rated category is comprised of the new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the rating agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2023, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the Investment Adviser as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

6

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues TSOs in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration under the 1933 Act.

As of June 30, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$10,000,000
Leverage Ratio	17.4%

Refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 5 to the Semi-Annual Financial Statements for further details on outstanding leverage during the period. Fund leverage increased by $1,625,000 during the period.

7

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from January 1, 2023 to June 30, 2023 (Unaudited)	For the fiscal year ended December 31, 2022	For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:
Per Share		Net asset value applicable to common stock, beginning of period	$3.92	$5.03	$4.87

Operating		Net investment income (a)	0.12	0.14	0.15
Performance:		Net realized gain (loss) and unrealized appreciation (depreciation) from investments (a)	0.25	(1.10)	0.16

		Total from investment operations	0.37	(0.96)	0.31

		Less: Dividends from net investment income to common shareholders	(0.07)	(0.15)	(0.15)
		Discount on repurchase of common stock	-	-	0.00*

		Net asset value applicable to common stock, end of period	$4.22	$3.92	$5.03

		Market value, end of period (b)	$1.67	$1.60	$3.22

Total	(b) (f)	Based on market value per share	6.22%	(48.60)%	13.75%
Investment
Return:	(h)	Based on net asset value per share	9.56%	(19.38)%	6.90%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	3.11%	1.97%	1.17%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	3.78%	2.57%	1.75%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.73%	2.34%	1.73%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	1.05%	0.23%	0.02%
	(c) (e) (h)	Net investment income to average net assets applicable to common shareholders - net of waived fees	5.63%	3.27%	3.12%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$46,912	$43,599	$55,982

	(g)	Portfolio turnover	0.66%	0.68%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero.

	(a)

Based on average outstanding common shares of 11,126,162, 11,124,357, and 11,121,906 for the period from January 1, 2023 to June 30, 2023, and for the fiscal years ended December 31, 2022, and December 31, 2021, respectively.

	(b)	Period-end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)

Based on average net assets applicable to common shareholders of $46,055,963, $48,562,821, and $55,164,902 for the period from January 1, 2023 to June 30, 2023, and for the fiscal years ended December 31, 2022, and December 31, 2021, respectively. Ratios for the period from January 1, 2023 to June 30, 2023 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)

The effect of the expenses waived for the period from January 1, 2023 to June 30, 2023, and fiscal years ended December 31, 2022, and December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.67%, 0.60%, and 0.58%, respectively.

	(f)

Dividends are assumed to be reinvested at the per share market value or net asset value as defined in the dividend reinvestment plan. Investment return is not annualized for the period from January 1, 2023 to June 30, 2023.

	(g)

Portfolio turnover is not annualized for the period from January 1, 2023 to June 30, 2023. Portfolio turnover calculation exclude transactions related to the restructuring of Employees Retirement System Bonds, which became effective on March 15, 2022.

	(h)

Net investment income ratio for the period from January 1, 2023 to June 30, 2023 includes a legal settlement received which was classified as Other Income in the Statement of Operations. See Note 11 for more information.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2023 (Unaudited)

Face Amount				Issuer	Coupon	Maturity Date	Value
Puerto Rico Tax-Exempt Obligations - 0.66% of net assets applicable to common shareholders, total cost of $308,398
$9,115		G		Community Endowment-Collateralized by FNMA Pool 564115	8.50%	12/01/30	$9,083
103,391		G		Community Endowment-Collateralized by FNMA Pool 564122	8.00%	01/01/31	104,443
60,021		G		Community Endowment-Collateralized by FNMA Pool 564129	8.00%	02/01/31	60,082
117,652		G		Community Endowment-Collateralized by FNMA Pool 564130	8.50%	01/01/31	119,109
18,218		G		Community Endowment-Collateralized by FNMA Pool 573425	8.00%	02/01/31	18,165

$308,397	C						$310,882

Puerto Rico Agencies Bonds and Notes - 64.85% of net assets applicable to common shareholders, total cost of $31,602,176
$290,000		H	A	Puerto Rico Electric Power Authority	5.25%	07/01/27	$108,750
25,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/19	9,375
70,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	26,250
40,000		H	E	Puerto Rico Electric Power Authority	5.25%	07/01/18	15,000
50,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/20	18,750
15,000		H	E	Puerto Rico Electric Power Authority	5.00%	07/01/18	5,625
350,199				Puerto Rico Commonwealth General Obligations	I	11/01/51	146,646
1,119,000		H		Puerto Rico Sales Tax	4.50%	07/01/34	1,110,610
568,000		H		Puerto Rico Sales Tax	4.55%	07/01/40	554,927
4,167,000		H		Puerto Rico Sales Tax	4.75%	07/01/53	3,970,680
14,716,000		H		Puerto Rico Sales Tax	5.00%	07/01/58	14,346,172
5,770,000		H		Puerto Rico Sales Tax	4.33%	07/01/40	5,487,449
171,000		H		Puerto Rico Sales Tax	4.54%	07/01/53	157,315
4,707,000		H		Puerto Rico Sales Tax	4.78%	07/01/58	4,460,979

$32,058,199							$30,418,528

Puerto Rico Agencies Zero Coupons Bonds - 12.34% of net assets applicable to common shareholders, total cost of $5,977,994
$11,950,000		H		Puerto Rico Sales Tax	0.00%	07/01/46	$3,357,114
11,577,000		H		Puerto Rico Sales Tax	0.00%	07/01/51	2,432,907

$23,527,000							$5,790,021

Principal Outstanding Amount
Mortgage-Backed Securities - 1.24% of net assets applicable to common shareholders, total cost of $836,995
$836,995	B	F		Doral Financial Participation Certificate 2001 Series A	7.58%	10/01/35	$583,637

Puerto Rico FNMA Taxable - 0.23% of net assets applicable to common shareholders, total cost of $108,404
$22,578				FNMA Pool 573429	7.00%	03/01/31	$22,350
56,191				FNMA Pool 573449	7.00%	04/01/31	55,636
29,635				FNMA Pool 573450	7.50%	04/01/31	29,539

$108,404	C						$107,525

Face Amount
US Government, Agency and Instrumentalities - 32.35% of net assets applicable to common shareholders, total cost of $15,637,343
$2,000,000				Federal Farm Credit	2.95%	12/28/37	$1,655,086
1,000,000		D		Federal Farm Credit	4.14%	08/02/38	906,114
2,000,000		D		Federal Farm Credit	5.48%	06/27/42	1,944,182
1,900,000				Federal Farm Credit	6.00%	01/25/38	1,882,835
2,000,000		D		Federal Home Loan Bank	5.11%	08/15/42	1,904,142
2,400,000		D		Federal Home Loan Bank	5.20%	09/28/37	2,320,944
900,000		D		Federal Home Loan Bank	6.30%	10/06/42	897,279
2,805,000		D		Federal Home Loan Bank	5.50%	07/15/36	3,164,716
500,000				Federal Home Loan Bank Discount Note	0.00%	07/11/23	499,317

$15,505,000							$15,174,615

US Municipals - 7.96% of net assets applicable to common shareholders, total cost of $3,523,024
$1,380,000				State of Illinois General Obligations	7.10%	07/01/35	$1,488,144
1,392,857				State of Illinois General Obligations	7.35%	07/01/35	1,501,124
250,000				State of Illinois General Obligations	5.15%	01/01/24	249,023
250,000				State of Illinois General Obligations	5.25%	01/01/25	247,969
250,000				State of Illinois General Obligations	5.35%	01/01/26	248,792

$3,522,857							$3,735,052

Total investments (119.63% of net assets applicable to common shareholders)							$56,120,260
Other Assets and Liabilities, net (-19.63% of net assets applicable to common shareholders)							(9,208,653)

Net assets applicable to common shareholders - 100%							$46,911,607

Face Amount							Value
Real estate owned - 0.02% of net assets applicable to common shareholders, total cost of $11,025
$11,025				Commercial Real Estate Owned held on Arroyo, Puerto Rico			$11,025

Securities Sold Under Repurchase Agreement - 21.32% of net assets applicable to common shareholders
$10,000,000				Repurchase Agreements with South Street Securities			$10,000,000

				5.48% dated June 6, 2023 due July 11, 2023 (Collateralized by US Government, Agency and
				Instrumentalities with a face amount of $10,394,000 and a fair value of $10,493,130;
				4.14% - 6.30%, with a maturity date from July 15, 2036 to October 6, 2042)

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	June 30, 2023 (Unaudited)

A	These securities have defaulted and are not currently accruing interest income.

B

Certificates are collateralized by mortgage-backed obligations. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgage loans underlying these trust securities are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

E	These bonds matured and defaulted on its principal and interest payments. However, they are still trading in the open market.

F	This security is a private placement and significant unobservable inputs were used in the valuation of this security and it is classified as Level 3. See Note 1 for further information.

G	These securities are private placements and the only source for payment of interest and principal is the collateral.

H

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

I	The interest for this security is paid once a year and is contingent on the collection of Rum Taxes as disclosed in the Puerto Rico Debt Restructuring Plan of 2021.

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	June 30, 2023 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value, which has the right to be repledged (identified cost - $10,527,026)		$10,493,130
	Other securities, at value (identified cost - $47,467,309)		45,627,130

			$56,120,260

	Cash		245,638
	Real estate owned		11,025
	Interest receivable		1,094,681
	Prepaid expenses and other assets		32,694

	Total assets		57,504,298

Liabilities:	Securities sold under repurchase agreements		10,000,000
	Dividends payable to common shareholders		134,448
	Directors fees payable		5,901
	Payables:
	Interest and leverage expenses	38,056
	Investment advisory fees	11,611
	Administration, custody, and transfer agent fees	7,799	57,466

	Accrued expenses and other liabilities		394,876

	Total liabilities		10,592,691

Net Assets Applicable to Common Shareholders:			$46,911,607

Net Assets Applicable to
Common Shareholders
consist of:
	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 11,126,709 shares issued and outstanding)		139,209,270
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(92,297,663)

	Net assets applicable to common shareholders		$46,911,607

	Net asset value applicable to common shares - per share; 11,126,709 shares outstanding		$4.22

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Investment Income:	Interest	$1,443,527
	Other Income	552,183

		$1,995,710

Expenses:	Interest and leverage related expenses	238,544
	Investment advisory fees	207,066
	Administration, custody, and transfer agent fees	53,022
	Professional fees	241,390
	Directors’ fees and expenses	15,233
	Insurance expense	17,470
	Mortgage servicing fees	10,068
	Reporting fees	57,245
	Other	22,334

	Total expenses	862,372

	Waived investment advisory, administration, custodian, and transfer agent fees	(151,857)

	Net expenses after waived fees by investment adviser, administration, custodian, and transfer agent	710,515

Net Investment Income:		1,285,195

Realized Gain (Loss) and	Net realized gain (loss) on investments	-
Unrealized Appreciation	Change in unrealized appreciation (depreciation) on investments	2,829,167

(Depreciation) on Investments:	Total net realized and unrealized gain (loss) on investments	2,829,167

	Net increase (decrease) in net assets resulting from operations	$4,114,362

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CHANGES IN NET ASSETS

		For the period from January 1, 2023 to June 30, 2023 (Unaudited)	For the fiscal year ended December 31, 2022
Increase (Decrease) in Net Assets:

	Net investment income	$1,285,195	$1,587,824
	Net realized gain (loss) on investments	-	(9,423,258)
	Change in unrealized appreciation (depreciation) on investments	2,829,167	(2,944,820)

	Net increase (decrease) in net assets resulting from operations	4,114,362	(10,780,254)

Dividends to Common Shareholders From:	Net investment income	(806,653)	(1,613,044)

Capital Share	Reinvestment of dividends on common shares	4,573	10,965
Transactions:	Repurchase of common shares	-	-

		4,573	10,965

Net Assets:

	Net increase (decrease) in net assets applicable to common shareholders	3,312,282	(12,382,333)

	Net assets at the beginning of the period/year	43,599,325	55,981,658

	Net assets at the end of the period/year	$46,911,607	$43,599,325

The accompanying notes are an integral part of these financial statements.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the period from January 1, 2023 to June 30, 2023 (Unaudited)
Increase (Decrease) in Cash

Cash Used in	Net increase (decrease) in net assets from operations	$4,114,362
Operations:	Adjusted by:
	Purchases of portfolio securities	(2,397,750)
	Maturities and paydowns of portfolio securities	367,843
	Change in unrealized (appreciation) depreciation on investments	(2,829,163)
	Accretion of discounts on investments	(162,567)
	Amortization of premiums on investments	3,663
	Increase in interest receivable	(42,924)
	Increase in prepaid expenses and other assets	(23,499)
	Increase in interest payable	17,723
	Decrease in directors fees payable	(99)
	Increase in administration, custody, and transfer agent fees payable	1,241
	Increase in investment advisory fees payable	72
	Increase in accrued expenses and other liabilities	141,586

	Total cash used in operations	(809,512)

Cash Provided by	Securities sold under repurchase agreements proceeds	(55,957,000)
Financing Activities:	Securities sold under repurchase agreements repayments	57,582,000
	Dividends to common shareholders paid in cash	(802,066)

	Total cash provided by financing activities	822,934

Cash:	Net increase (decrease) in cash for the period	13,422
	Cash at the beginning of the period	232,216

	Cash at the end of the period	$245,638

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$220,821

	Non-cash activities-dividends reinvested by common shareholders	$4,573

The accompanying notes are an integral part of these financial statements.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954. The Fund was incorporated on March 24, 2000 and commenced operations on February 28, 2001. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund has suspended the current offering of its securities pending its registration under 1933 Act.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value Per Share

The net asset value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (NYSE) or, if such day is not a business day in New York or Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The NAV per share is computed by dividing the total assets of the Fund less its liabilities, by the total number of outstanding shares of the Fund.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by Fund management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. These policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board of Directors on a regular basis. At June 30, 2023, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement The Fund maximizes the use of

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned: Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized on the periodic re-evaluations of these properties are credited or charged to unrealized gains or losses. The cost of maintaining and operating these properties is expensed as incurred. Real estate owned is classified as Level 3.

The following is a summary of the portfolio by inputs used as of June 30, 2023, in valuing the Fund’s investments carried at fair value:

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

	Investment in Securities
	Level 1	Level 2	Level 3	Balance 06/30/23
Investment Securities:
Puerto Rico Tax-Exempt Obligations	$-	$310,882	$-	$310,882
Puerto Rico Agencies Bonds and Notes	-	36,208,549	-	36,208,549
Mortgage-Backed Securities	-	-	583,637	583,637
Puerto Rico FNMA Taxable	-	107,525	-	107,525
US Government, Agencies, and Instrumentalities	-	15,174,615	-	15,174,615
US Municipals	-	3,735,052	-	3,735,052

Total of investment securities	-	55,536,623	583,637	56,120,260
Real estate owned	-	-	11,025	11,025

Total	$-	$55,536,623	$594,662	$56,131,285

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investments Securities
	Balance as of 12/31/22	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/ Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 06/30/23
Doral Participation Certificate 2001 Series A	$614,240	$-	$52,612	$-	$-	$-	$(83,215)	$-	$583,637

	Level 3 Real Estate Owned
	Balance as of 12/31/22	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Purchases/ Additions	Sales	Transfers in (out) to Level 3	Balance as of 06/30/23
Real estate ow ned	$11,025	$-	$-	$-	$-	$-	$11,025

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Inputs		Price
Investment Securities:
Doral Participation Certificate	$583,637	Discounted Cash Flow	Constant prepayment rate	2.29%	$69.73
			Probability of default	8.51%
			Loss severity	5.65%
			Discount rate	19.84%
Real estate owned:	11,025	External Appraisal	Not applicable

Total	$594,662

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security, except for the constant prepayment rate.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held on June 30, 2023, amounted to a net unrealized appreciation of $24,942.

There were no transfers into or out of Level 3 during the period from January 1, 2023 to June 30, 2023.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of June 30, 2023.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. When United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) domestic corporations) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale of an investment in the Fund.

Income Taxes (Accounting Standards Codification 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from January 1, 2023 to June 30, 2023, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments are presented in the Statement of Cash Flows.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to International Swap and Derivatives Association, Inc. (ISDA) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s NAV, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments held during the period from January 1, 2023 to June 30, 2023.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the registration statements. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, including notes, pending the registration of the securities under the 1933 Act absent an available exception. There were no short-term or medium-term notes outstanding as of June 30, 2023.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from January 1, 2023 to June 30, 2023, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the period from January 1, 2023 to June 30, 2023, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions with Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets (including assets purchased with the proceeds of leverage). For the period from January 1, 2023 to June 30, 2023, investment advisory fees amounted to $238,544. The Investment Advisor voluntarily waived investment advisory fees in the amount of $138,044, for a net fee of $100,500. The investment advisory fees payable amounted to $11,611 as of June 30, 2023.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements, respectively. UBSTC has engaged JP Morgan Chase Bank, N.A. to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from January 1, 2023 to June 30, 2023, the administrative, custody, and transfer agency services fee amounted to $53,022. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $13,813, for a net fee of $39,209. The administrative, custody, and transfer agent fees payable amounted to $7,799 as of June 30, 2023.

Certain Fund officers and directors are also officers and directors of UBSTC. The six independent directors of the Fund’s Board of Directors are paid based upon an agreed fee up to $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the period from January 1, 2023 to June 30, 2023, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,233. The Directors fees payable amounted to $5,901 as of June 30, 2023.

3.	Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022, were as follows:

Common Shares	2023	2022
Proceeds from the reinvestment of dividends	$4,573	$10,965
Repurchase of shares	-	-

	$4,573	$10,965

Transactions in common shares during the period from January 1, 2023 to June 30, 2023 and for the fiscal year December 31, 2022, were as follows:

Common shares	2023	2022

Beginning common shares	11,125,588	11,123,095
Shares issued due to the reinvestment of dividends	1,121	2,493
Shares repurchased	-	-

Ending common shares	11,126,709	11,125,588

There were no repurchase transactions during the period from January 1, 2023 to June 30, 2023 and for the fiscal year ended December 31, 2022.

4.	Investment Transactions

The cost of unaffiliated U.S. obligations securities purchased was $2,397,750, including short term transactions of $497,750, for the period from January 1, 2023 to June 30, 2023. Proceeds from maturities of U.S. obligations securities was $250,000 and proceeds from paydowns of Puerto Rico securities was $117,847 for a total of $367,847 for the period from January 1, 2023 to June 30, 2023.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Puerto Rico Restructuring Plan Developments:

Soon after the Commonwealth Plan of Adjustment went into effect, the Commonwealth rejected the PREPA Plan of Adjustment that had been negotiated with PREPA bondholders. The United States District Court for the District of Puerto Rico (the “District Court”) has mandated mediation between the parties to try to negotiate a new plan. On September 16, 2022, The Financial Oversight and Management Board for Puerto Rico (“Fiscal Board”) announced an impasse in the mediation and filed a schedule for the resumption of litigation. Bondholders filed for the appointment of a receiver to run the PREPA while the litigation is resolved. On September 28, 2022, the District Court rejected both the appointment of the receiver and the resumption of litigation. It ordered the Fiscal Board to file a new re-structuring plan by December 1, 2022, and the parties to continue mediation. The Fiscal Board submitted a new plan during December 2022. The Fiscal Board received objections to the adequacy of the Disclosure Statement and on February 9, 2023, filed the First Amended Title III Plan of Adjustment for PREPA and its Disclosure Statement. Some parties filed objections to the amended disclosure statement. A Second Amended Plan was submitted on February 26, 2023 and a Third Amended Plan was submitted on May 11, 2023. On June 28, 2023, the Court set interim litigation deadlines concerning the Third Amended Plan for June and July 2023, with an order to file a joint status report on July 19, 2023, with a proposed litigation schedule for confirmation proceedings. The defaulted PREPA bonds owned by the Fund continue to trade in the market.

As to the security interest of PREPA Bondholders, the Court entered an Opinion on March 22, 2023, in an adversary proceeding filed by Bondholders for declaratory judgment stating that the $8.4 billion in PREPA bonds was fully secured by the utility’s 1974 trust agreement. The Court held that the trust agreement granted the bondholders security interests only in monies actually deposited in the Sinking Fund, Self-insurance Fund, Capital Improvement Fund, Reserve Maintenance Fund, and Construction Fund, as defined in the trust agreement. However, the Bondholders have only an unsecure claim over future net revenues that would have been deposited in specific funds over the remainder of the terms of the bonds, to be liquidated now under the Plan.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $10,000,000 at June 30, 2023, and related information is as follows:

Interest rate at the end of the period	5.48%

Maximum aggregate balance outstanding at any time of the period	$10,000,000

Average balance outstanding during the period	$9,387,657

Average interest rate during the period	5.05%

At June 30, 2023, the interest rate on securities sold under repurchase agreements was 5.48% with a maturity date of July 11, 2023.

At June 30, 2023, investment securities amounting to $10,493,130 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $38,056 at June 30, 2023.

The total amount of unaffiliated originations or proceeds of securities sold under repurchase agreements during the period from January 1, 2023 to June 30, 2023 amounted to $57,582,000.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at June 30, 2023:

Gross Amount of
Securities Sold
Under Repurchase
	Agreements	Securities Sold
	Presented in the	Under Repurchase		Net Amount Due To
	Statement of Assets	Agreements		Counterparty (not less
Counterparty	and Liabilities	Available for Offset	Collateral Posted (a)	than zero)
South Street Securities, New York	$10,000,000	$-	$10,000,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $10,000,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair values given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At June 30, 2023, the Fund had investments with an aggregate fair value of approximately $37,103,068, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $36,208,549 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including revenue bonds. Also, at June 30, 2023, the Fund had investments with an aggregate market value amounting to $3,735,052 which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. While the Fund will seek to invest at least an average of 20% of its total assets on an annual basis in Puerto Rico securities even in adverse market conditions, there is no guarantee that it will be able to do so if there are insufficient Puerto Rico securities which meet the Fund’s investment criteria.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$57,994,335

Gross appreciation	445,671
Gross depreciation	(2,319,746)

Net appreciation (depreciation)	$(1,874,075)

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

The Fund’s policy, as stated in its prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022, the Fund had distributed from ordinary income $806,653 and $1,613,044 for tax purposes, respectively. The undistributed net investment income for the period from January 1, 2023 to June 30, 2023, and for the fiscal year ended December 31, 2022, was as follows:

2023:

Undistributed net investment income for tax purposes at the beginning of the period	$3,591,802
Net investment income for tax purposes	1,285,195
Dividends paid to common shareholders	(806,653)

Undistributed net investment income for tax purposes at the end of the period	$4,070,344

2022:

Undistributed net investment income for tax purposes at the beginning of the period	$3,617,022
Net investment income for tax purposes	1,587,824
Dividends paid to common shareholders	(1,613,044)

Undistributed net investment income for tax purposes at the end of the period	$3,591,802

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at June 30, 2023, were as follows:

Undistributed net investment income for tax purposes at the end of the period	$5,804,612
Accumulated net realized loss from investment	(369,224,816)
Unrealized net depreciation from investment	(1,555,890)

Total Distributable Earnings (Accumulated Loss)	$(364,976,094)

10. Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Conflicts of Interest. The investment advisory fee payable to the Investment Adviser during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of average weekly gross assets, including assets purchased with leverage. Because the asset base used for calculating the investment advisory fee is not reduced by aggregate indebtedness incurred in leveraging the Fund, the Investment Adviser may have a conflict of interest in formulating a recommendation to the Fund as to whether and to what extent to use leverage. This could impact the Fund’s ability to pay in the future.

UBS Asset Managers of Puerto Rico, UBSFS, and their affiliates have engaged and may engage in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition or it otherwise decides to suspend, delay or reduce payments. The Fund’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Fixed Income Securities Generally. The yield on fixed income securities that the Fund may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Fund if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools’ of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S. Government.

Concentration Risk. The Fund may concentrate its investments in mortgage-related assets, which means that its performance may be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. The price the Fund could receive upon the sale of any particular investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, including Puerto Rico, or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s portfolio investments will fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also limits the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced on August 19, 2022. Since the Fund does not hold any derivatives as of June 30, 2023, the Rule 18f-4 has no impact on the Fund.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Board of Directors of such investment companies, and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding Settlement Fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Since the court has failed to issue an order regarding the allocation of litigation expenses, the parties agreed on the distribution of the portion of the Settlement Fund over which there is no controversy, and that portion of the Settlement Fund was distributed to the Fund and recognized as other income amounting to $552,183. The portion of the Settlement Fund at issue will remain in the escrow account until the Court decides the issue.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown.

Tax-Free Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from January 1, 2023 to June 30, 2023 (Unaudited)

However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from July 1, 2023, through August 28, 2023 (the date the semi-annuals were available to be distributed), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On July 31, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01208 per common share, totaling $134,450 and payable on August 10, 2023, to common shareholders of record as of July 31, 2023.

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OTHER INFORMATION (Unaudited)

Shareholder Meeting for fiscal year ended December 31, 2021

The 2022 Annual Meeting of Shareholders (including adjournments thereof, the “2022 Annual Meeting”) was originally convened on April 28, 2022 and was subsequently adjourned to June 9, 2022, July 28, 2022, September 22, 2022, and December 15, 2022, to solicit proxies from the Fund’s shareholders to achieve a quorum at the 2022 Annual Meeting. The 2022 Annual Meeting was re-convened on March 9, 2023.

As announced at the 2022 Annual Meeting, there is a dispute over whether Ocean Capital LLC (“Ocean Capital”) properly submitted proxies and votes at the 2022 Annual Meeting. Therefore, whether the quorum was present at the 2022 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2022 Annual Meeting, the legal validity of the vote at the 2022 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders of, among other funds, the Fund by Ocean Capital.

Subject to the foregoing, the voting results for the proposals considered at the 2022 Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Ethan A. Danial, José R. Izquierdo II, and Brent D. Rosenthal to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2025, 2024, and 2025 , respectively, or until their successors are elected and qualified. The Fund’s Directors whose terms did not expire at the 2022 Annual Meeting are Agustín Cabrer, Carlos Nido, Clotilde Pérez, and Luis Pellot.

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos V. Ubiñas	126,999	491,954
Vicente Leon	130,514	488,439
José J. Villamil	130,514	488,439
Ethan A. Daniel	4,897,284	162,061
José R. Izquierdo II	4,754,292	305,053
Brent D. Rosenthal	4,897,284	162,061

2.

Stockholder Proposal Submitted by Ocean Capital. The stockholders of the Fund approved a stockholder proposal to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Stockholder Proposal	5,263,479	309,680	105,139

1

Shareholder Meeting for fiscal year ended December 31, 2022

The 2023 Annual Meeting of Shareholders (including adjournments thereof, the “2023 Annual Meeting”) was originally convened on April 20, 2023 and was subsequently adjourned to June 1, 2023, and August 3, 2023; in each case to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2023 Annual Meeting. As of the date hereof, the 2023 Annual Meeting has been adjourned to November 2, 2023, and no business has been transacted at the 2023 Annual Meeting. The 2023 Annual Meeting has the following agenda items:

1.	Election of Directors. To elect two directors of the Fund;

2.

Shareholder proposal submitted by Ocean Capital —To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to March 25, 2022,

3.

Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section;

4.

Shareholder proposal submitted by Ocean Capital—To amend Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section; and

5.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

These matters are discussed in greater detail in the 2023 Proxy Statement (as defined below) relating to the 2023 Annual Meeting filed by the Fund with the SEC.

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on April 10, 2023 (“the Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on April 21, 2023 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on June 2, 2023 (“Amendment No. 2”), and Amendment No. 3 filed with the SEC on August 4, 2023 (“Amendment No. 3”), and any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

2

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the SEC. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

3

Statement Regarding Availability of Proxy Voting Policies and Procedures and Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

4

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of the Fund met on May 11, 2023 (the “Meeting”) to consider the approval of the Advisory Agreement by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of this agreement, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Investment Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the increases of such services over time due to new or revised market, regulatory or other developments (e.g.; liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Adviser provides portfolio management services for the Fund, and additionally, the Board considered the wide range of administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g.; providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g.; providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g.; coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); Board support and administration (e.g.; overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (e.g.; overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g.; helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among

5

other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Adviser, the Independent Directors also considered the risks borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Adviser to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (i.e., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses to certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed over the last fiscal years; if applicable, and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund

6

for the fiscal year ended December 31, 2022 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that the indirect benefits received were reasonable.

7

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

(This Page Intentionally Left Blank)

(b) Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Tax-Free Fund for Puerto Rico Residents, Inc. (the “Fund” or the “Registrant”) for the period from January 1, 2023, through June 30, 2023.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a) (4)	Not applicable.

(b)	The certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas President

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas President

Date:	September 6, 2023

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	September 6, 2023